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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 2004

                                 LIFEPOINT, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                                  #33-0539168
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

1205 S. Dupont Street, Ontario, California                91761
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(Address of Principal Executive Offices)                  (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code


ITEM 8.01         OTHER EVENTS

         On November 24, 2004, LifePoint, Inc. issued a notice to its stockholders that it sought and obtained from the American Stock Exchange a waiver of the shareholder approval requirements contained in Section 713 of the AMEX Company Guide in connection with its private placement of Series E Convertible Preferred Stock and warrants. The notice is attached in its entirety as exhibit 99.1.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


(C)           EXHIBITS

         99.1     Stockholder notification letter dated November 24, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therein to be duly authorized.

                                           LIFEPOINT, INC.
                                           (Registrant)

Date: November 30, 2004                    By /s/ Craig S. Montesanti
                                              ---------------------------------
                                              Craig S. Montesanti
                                              Chief Accounting Officer